HOTCHKIS AND WILEY FUNDS
#77. O)  Transactions Subject to Rule 10f-3

MID-CAP FUND

Name of Issuer:                         At Home Corp. - Series A
Type of Security:                       Common Stock
Trade Date:                             07/11/1997
Maturity Date:                          N/A
Interest Rate:                          N/A
Total Shares Purchased:                 2,500
Total Purchase:                         $26,250
Aggregate shares of offering:           9,000,000
Aggregate value of offering:            $94,500,000
Securities acquired from:               Morgan Stanley & Co. Inc.
Underwriting Syndicate's Members:       Merrill Lynch & Co.
                                        Morgan Stanley Dean Witter
                                        Alex. Brown & Sons Incorporated
                                        Hambrecht & Quist

Name of Issuer:                         Travel Services International, Inc.
Type of Security:                       Common Stock
Trade Date:                             07/22/1997
Maturity Date:                          N/A
Interest Rate:                          N/A
Total Shares Purchased:                 1,000
Total Purchase:                         $14,000
Aggregate shares of offering:           2,500,000
Aggregate value of offering:            $35,000,000
Securities acquired from:               Montgomery Securities
Underwriting Syndicate's Members:       Montgomery Securities
                                        Furman Selz

Name of Issuer:                         J.D. Edwards
Type of Security:                       Common Stock
Trade Date:                             09/23/1997
Maturity Date:                          N/A
Interest Rate:                          N/A
Total Shares Purchased:                 6,000
Total Purchase:                         $138,000
Aggregate shares of offering:           15,800,000
Aggregate value of offering:            $363,400,000
Securities acquired from:               Morgan Stanley & Co, Inc.
Underwriting Syndicate's Members:       Morgan Stanley Dean Witter
                                        Deutche Morgan Grenfell
                                        Robertson, Stephens & Company

Name of Issuer:                         Bayard Drilling Technologies, Inc.
Type of Security:                       Common Stock
Trade Date:                             11/04/1997
Maturity Date:                          N/A
Interest Rate:                          N/A
Total Shares Purchased:                 1,000
Total Purchase:                         $23,000
Aggregate shares of offering:           9,600,000
Aggregate value of offering:            $220,800,000
Securities acquired from:               Donaldson, Lufkin & Jenrette Sec Corp
Underwriting Syndicate's Members:       Donaldson, Lufkin & Jenrette Sec Corp
                                        Lehman Brothers
                                        Prudential Securities Incorporated
                                        Rauscher Pierce Refsnes, Inc.
                                        Raymond James & Associates, Inc.

Name of Issuer:                         Trammell Crow Co.
Type of Security:                       Common Stock
Trade Date:                             11/24/1997
Maturity Date:                          N/A
Interest Rate:                          N/A
Total Shares Purchased:                 1,100
Total Purchase:                         $19,250
Aggregate shares of offering:           5,000,000
Aggregate value of offering:            $87,500,000
Securities acquired from:               Morgan Stanley Co. Inc.
Underwriting Syndicate's Members:       Morgan Stanley Dean Witter
                                        BT Alex. Brown
                                        Goldman Sachs & Co.
                                        Bancamerica Robertson Stephens

Name of Issuer:                         Waddell & Reed Financial
Type of Security:                       Common Stock
Trade Date:                             03/04/1998
Maturity Date:                          N/A
Interest Rate:                          N/A
Total Shares Purchased:                 1,000
Total Purchase:                         $23,000
Aggregate shares of offering:           21,700,000
Aggregate value of offering:            $499,100,000
Securities acquired from:               Merrill Lynch & Co.
Underwriting Syndicate's Members:       Morgan Stanley Dean Witter
                                        Goldman Sachs & Co.
                                        Merrill Lynch & Co.

Name of Issuer:                         Young and Rubicam
Type of Security:                       Common Stock
Trade Date:                             05/12/1998
Maturity Date:                          N/A
Interest Rate:                          N/A
Total Shares Purchased:                 5,000
Total Purchase:                         $125,000
Aggregate shares of offering:           16,600,000
Aggregate value of offering:            $415,000,000
Securities acquired from:               Donaldson, Lufkin & Jenrette Sec Corp
Underwriting Syndicate's Members:       Donaldson, Lufkin & Jenrette Sec Corp
                                        Bear Stearns & Co., Inc.
                                        Furman Selz
                                        Goldman Sachs & Co.
                                        Salomon Smith Barney

SMALL CAP FUND

Name of Issuer:                         Commonwealth Industries
Type of Security:                       Common Stock
Trade Date:                             09/23/1997
Maturity Date:                          N/A
Interest Rate:                          N/A
Total Shares Purchased:                 1,000
Total Purchase:                         $18,000
Aggregate shares of offering:           5,000,000 shares
Aggregate value of offering:            $90,000,000
Securities acquired from:               Morgan Stanley & Co. Inc.
Underwriting Syndicate's Members:       Morgan Stanley Dean Witter
                                        Merrill Lynch & Co.

Name of Issuer:                         Eagle Geophysical, Inc.
Type of Security:                       Common Stock
Trade Date:                             08/05/1997
Maturity Date:                          N/A
Interest Rate:                          N/A
Total Shares Purchased:                 5,000
Total Purchase:                         $85,000
Aggregate shares of offering:           5,880,000 shares
Aggregate value of offering:            $99,960,000
Securities acquired from:               Prudential Securities Incorporated
Underwriting Syndicate's Members:       Prudential Securities Incorporated
                                        Simmions & Company International

Name of Issuer:                         Trammell Crow Co.
Type of Security:                       Common Stock
Trade Date:                             11/24/1997
Maturity Date:                          N/A
Interest Rate:                          N/A
Total Shares Purchased:                 13,900
Total Purchase:                         $243,250
Aggregate shares of offering:           5,000,000
Aggregate value of offering:            $87,500,000
Securities acquired from:               Morgan Stanley Co. Inc.
Underwriting Syndicate's Members:       Morgan Stanley Dean Witter
                                        BT Alex. Brown
                                        Goldman, Sachs & Co.
                                        Bancamerica Robertson Stephens

Name of Issuer:                         Hawk Corporation
Type of Security:                       Common Stock
Trade Date:                             05/12/1998
Maturity Date:                          N/A
Interest Rate:                          N/A
Total Shares Purchased:                 29,700
Total Purchase:                         $504,900
Aggregate shares of offering:           5,135,000
Aggregate value of offering:            $87,295,000
Securities acquired from:               Schroder Securities
Underwriting Syndicate's Members:       Schroeder & Co., Inc.
                                        Lehman Brothers
                                        McDonald & Company Securities, Inc.

INTERNATIONAL FUND

Name of Issuer:                         France Telecom
Type of Security:                       Common Stocks
Trade Date:                             10/17/97
Maturity Date:                          N/A
Interest Rate:                          N/A
Total Shares Purchased:                 40,420
Total Purchase:                         $1,274,404
Aggregate shares of offering:           211,000,000
Aggregate value of offering:            $6,541,000,000
Securities acquired from:               Paribas
Underwriting Syndicate's Members:       Merrill Lynch & Co.
                                        Lehman Brothers
                                        Paribas
                                        Deutsche Morgan Grenfell
                                        Lazard Freres & Co. LLC
                                        Morgan Stanley Dean Witter
                                        Salomon Brothers Inc.

Name of Issuer:                         Yanzhou Coal Mining
Type of Security:                       Common Stocks
Trade Date:                             03/30/1998
Maturity Date:                          N/A
Interest Rate:                          N/A
Total Shares Purchased:                 21,746,000
Total Purchase:                         $6,849,091
Aggregate shares of offering:           276,750,000
Aggregate value of offering:            $87,164,803
Securities acquired from:               Bear Stearns
Underwriting Syndicate's Members:       Bear Stearns & Co., Inc.
                                        Merrill Lynch & Co.
                                        ABN AMRO Rothschild
                                        Morgan Stanley Dean Witter
                                        Salomon Smith Barney

BALANCED FUND

Name of Issuer:                         Homeside Lending, Inc.
Type of Security:                       Bond
Trade Date:                             07/24/1997
Maturity Date:                          8/1/2004
Interest Rate:                          6.75%
Total Shares Purchased:                 2,500,000
Total Purchase:                         $2,490,650
Aggregate shares of offering:           200,000,000
Aggregate value of offering:            $199,252,000
Securities acquired from:               Chase Securities, Inc.
Underwriting Syndicate's Members:       NationsBanc Capital Markets, Inc.
                                        Chase Securities, Inc.
                                        Merrill Lynch & Co.
                                        J.P. Morgan & Co.
                                        Smith Barney Inc.
                                        UBS Securities

Name of Issuer:                         Firstplus Home Loan Owner Trust
Type of Security:                       Bond
Trade Date:                             01/30/1998
Maturity Date:                          03/10/2015
Interest Rate:                          6.20%
Total Shares Purchased:                 1,500,000
Total Purchase:                         $1,499,788
Aggregate shares of offering:           468,453,552
Aggregate value of offering:            $468,387,500
Securities acquired from:               Paine Webber
Underwriting Syndicate's Members:       Paine Webber
                                        Merrill Lynch & Co.
                                        Bear Stearns

Name of Issuer:                         Nomura Asset Securities Corporation
Type of Security:                       Bond
Trade Date:                             03/27/1998
Maturity Date:                          03/17/2020
Interest Rate:                          6.59%
Total Shares Purchased:                 2,500,000
Total Purchase:                         $2,538,281
Aggregate shares of offering:           3,676,521,922
Aggregate value of offering:            $3,732,820,502
Securities acquired from:               Nomura Securities International, Inc.
Underwriting Syndicate's Members:       Nomura Securities International, Inc.
                                        Morgan Stanley & Co., Inc.
                                        Merrill Lynch & Co.

TOTAL RETURN BOND FUND

Name of Issuer:                         PG&E
Type of Security:                       Bond
Trade Date:                             11/25/1997
Maturity Date:                          12/26/2009
Interest Rate:                          6.48%
Total Shares Purchased:                 250,000
Total Purchase:                         $249,984
Aggregate shares of offering:           2,901,186
Aggregate value of offering:            $2,901,000
Securities acquired from:               Lehman Brothers
Underwriting Syndicate's Members:       Bear Stearns
                                        Lehman Brothers
                                        Morgan Stanley & Co., Inc.
                                        Merrill Lynch & Co.
                                        J.P. Morgan & Co.

Name of Issuer:                         Firstplus Home Loan Trust
Type of Security:                       Bond
Trade Date:                             01/30/1998
Maturity Date:                          03/10/2015
Interest Rate:                          6.20%
Total Shares Purchased:                 400,000
Total Purchase:                         $399,944
Aggregate shares of offering:           468,453,552
Aggregate value of offering:            $468,387,500
Securities acquired from:               Paine Webber
Underwriting Syndicate's Members:       Paine Webber
                                        Merrill Lynch & Co.
                                        Bear Stearns

Name of Issuer:                         Cable & Wireless PLC
Type of Security:                       Bond
Trade Date:                             03/03/1998
Maturity Date:                          03/06/2005
Interest Rate:                          6.625%
Total Shares Purchased:                 500,000
Total Purchase:                         $498,400
Aggregate shares of offering:           652,086,677
Aggregate value of offering:            $650,000,000
Securities acquired from:               Chase Securities
Underwriting Syndicate's Members:       Merrill Lynch & Co.
                                        Chase Securities
                                        Lehman Brothers

Name of Issuer:                         Nomura Asset Securities Corporation
Type of Security:                       Bond
Trade Date:                             03/27/1998
Maturity Date:                          03/17/2028
Interest Rate:                          6.59%
Total Shares Purchased:                 1,050,000
Total Purchase:                         $1,066,078
Aggregate shares of offering:           3,676,521,922
Aggregate value of offering:            $3,732,820,502
Securities acquired from:               Nomura Securities International, Inc.
Underwriting Syndicate's Members:       Nomura Securities International, Inc.
                                        Morgan Stanely & Co., Inc.
                                        Merrill Lynch & Co.

Name of Issuer:                         Freeport Terminal PLC
Type of Security:                       Bond
Trade Date:                             05/07/1998
Maturity Date:                          05/15/2028
Interest Rate:                          7.25%
Total Shares Purchased:                 600,000
Total Purchase:                         $597,084
Aggregate shares of offering:           248,785,000
Aggregate value of offering:            $250,000,000
Securities acquired from:               Bear Stearns
Underwriting Syndicate's Members:       BT Alex Brown International
                                        Bear Stearns International Limited
                                        Lehman Brothers
                                        Merrill Lynch & Co. International
                                        West deutsche Landesbank Girozentrale

LOW DURATION BOND FUND

Name of Issuer:                         First Maryland Corp
Type of Security:                       Bond
Trade Date:                             01/30/1997
Maturity Date:                          02/01/2027
Interest Rate:                          6.4125%
Total Shares Purchased:                 4,000,000
Total Purchase:                         $3,955,120
Aggregate shares of offering:           151,702,098
Aggregate value of offering:            $150,000,000
Securities acquired from:               Lehman Brothers
Underwriting Syndicate's Members:       Lehman Brothers
                                        Bear Stearns International Limited
                                        Merrill Lynch & Co. International
                                        Salomon Brothers International

Name of Issuer:                         PG&E
Type of Security:                       Bond
Trade Date:                             11/25/1997
Maturity Date:                          06/25/2003
Interest Rate:                          6.16%
Total Shares Purchased:                 1,300,000
Total Purchase:                         $1,299,702
Aggregate shares of offering:           2,901,664
Aggregate value of offering:            $2,901,000
Securities acquired from:               Morgan Stanley & Co., Inc.
Underwriting Syndicate's Members:       Bear Stearns
                                        Lehman Brothers
                                        Morgan Stanley & Co., Inc.
                                        Merrill Lynch & Co.
                                        J.P. Morgan & Co.

Name of Issuer:                         Firstplus Home Loan Owner Trust
Type of Security:                       Bond
Trade Date:                             01/30/1998
Maturity Date:                          03/10/2015
Interest Rate:                          6.20%
Total Shares Purchased:                 2,456,000
Total Purchase:                         $2,455,653
Aggregate shares of offering:           500,000,000
Aggregate value of offering:            $499,929,400
Securities acquired from:               Paine Webber
Underwriting Syndicate's Members:       Paine Webber
                                        Bear Stearns
                                        Merrill Lynch & Co.

Name of Issuer:                         Freeport Terminal PLC
Type of Security:                       Bond
Trade Date:                             05/07/1998
Maturity Date:                          05/15/2028
Interest Rate:                          7.25%
Total Shares Purchased:                 2,500,000
Total Purchase:                         $2,487,850
Aggregate shares of offering:           248,785,000
Aggregate value of offering:            $250,000,000
Securities acquired from:               Bear Stearns
Underwriting Syndicate's Members:       BT Alex Brown International
                                        Bear Stearns International Limited
                                        Lehman Brothers
                                        Merrill Lynch & Co. International
                                        West deutsche Landesbank Girozentrale